Fourth Quarter and Full Year 2022 Earnings Presentation March 9, 2023

Disclaimer Presentation This presentation (“Presentation”) is for informational purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments, of CareMax, Inc. (“CareMax” or the “Company”) or any of its affiliates. The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. CareMax assumes no obligation to update any information in this Presentation, except as required by law. Except as otherwise stated herein, references to "CareMax" for periods prior to June 8, 2021 refer to CareMax Medical Group, LLC prior to the business combination with Deerfield Healthcare Technology Acquisitions Corp. and IMC Holdings LLC ("IMC"). Projections This Presentation contains projected financial information. Such projected financial information constitutes forward-looking information, is for illustrative purposes only and should not be relied upon as indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the projected financial information. See “Forward Looking Statements” paragraph below. Actual results may differ materially from the results contemplated by the projected financial information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved. The independent registered public accounting firm of CareMax has not audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and, accordingly, has not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. Forward-Looking Statements This Presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements include statements regarding our future growth and strategy and future financial results. Words such as "anticipate," "believe," "budget," "contemplate," "continue," "could," "envision," "estimate," "expect," "guidance," "indicate," "intend," "may," "might," "plan," "possibly," "potential," "predict," "probably," “pro-forma,” "project," "seek," "should," "target," or "will," or the negative or other variations thereof, and similar words or phrases or comparable terminology, are intended to identify forward-looking statements. These forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this Presentation. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important risks and uncertainties that could cause the Company's actual results and financial condition to differ materially from those indicated in forward-looking statements include, among others, the Company’s ability to integrate acquired businesses, including the ability to implement business plans, forecasts, and other expectations after the completion of the Steward transaction; the failure to realize anticipated benefits of the Steward transaction or to realize estimated pro forma results and underlying assumptions; the impact of COVID-19 or any variant thereof or any other pandemic or epidemic on the Company's business and results of operation; the Company’s ability to attract new patients; the availability of sites for de novo centers and the costs of opening such de novo centers; changes in market or industry conditions, regulatory environment, competitive conditions, and receptivity to the Company's services; the Company's ability to continue its growth, including in new markets; changes in laws and regulations applicable to the Company's business, in particular with respect to Medicare Advantage and Medicaid; the Company's ability to maintain its relationships with health plans and other key payers; any delay, modification or cancellation of government contracts; the Company's future capital requirements and sources and uses of cash, including funds to satisfy its liquidity needs and the Company’s ability to comply with the covenants under the agreements governing its indebtedness; the Company’s ability to address the material weakness in its internal control over financial reporting; the Company's ability to recruit and retain qualified team members and independent physicians; and risks related to future acquisitions. For a detailed discussion of the risk factors that could affect the Company's actual results, please refer to the risk factors identified in the Company's reports filed with the SEC. All information provided in this Presentation is as of the date hereof, and the Company undertakes no duty to update or revise this information unless required by law, and forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this Presentation. Use of Non-GAAP Financial Information Certain financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in, or may be presented differently in, any periodic filing, information or proxy statement, or prospectus or registration statement to be filed by the Company with the SEC. Some of the financial information and data contained in this Presentation, such as Adjusted EBITDA and Platform Contribution and margin thereof have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). These non-GAAP measures of financial results are not GAAP measures of our financial results or liquidity and should not be considered as an alternative to net income (loss) as a measure of financial results, cash flows from operating activities as a measure of liquidity, or any other performance measure derived in accordance with GAAP. The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company’s management uses these non-GAAP measures for trend analyses and for budgeting and planning purposes. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. For this reason, these non-GAAP measures may not be comparable to other companies’ similarly labeled non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. You should review the Company’s audited financial statements, which have been filed by the Company with the SEC. A reconciliation for Adjusted EBITDA and Platform Contribution to the most directly comparable GAAP financial measures is included in this Presentation. A reconciliation of projected 2023 Adjusted EBITDA to the most directly comparable GAAP financial measure is not included in this Presentation because, without unreasonable efforts, the Company is unable to predict with reasonable certainty the amount or timing of non-GAAP adjustments that are used to calculate this. In addition, the Company believes such a reconciliation would imply a degree of precision and certainty that could be confusing to investors. The variability of the specified items may have a significant and unpredictable impact on the Company’s future GAAP results.

# CareMax is Driven by a Mission to Deliver Best-in-Class Care

## *Mission*

To improve lives through kindness, compassion, and better health.

## *Vision*

Transforming care to end disparity and create a sustainable healthcare system.

## *Who We Are*

A value-based care delivery system that utilizes a technology-enabled platform and multi-specialty, *whole person health model to deliver comprehensive, preventative and coordinated care for our members.*

**62**
CareMax Medical Centers[1]

**245K**
Total Value-Based Care Members[1]

**203K**
Medicare Value-Based Care Members[1]

**~2,000**
Employed & Affiliated Primary Care Physicians[1]

**10**
States[1]

**5-Stars**
CMS Quality Rating[2]

1) As of December 31, 2022.
2) Centers for Medicare & Medicaid Services 2022 Star rating across CareMax centers as of year-end 2022.

CareMax
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Fourth Quarter 2022 Update Revenue of $164.3 million, up 39% year-over-year Net income of $10.4 million, compared to net loss of $3.6 million for 4Q211 Adjusted EBITDA (including the impact of de novo pre-opening costs and post-opening losses) of $5.1 million, compared to $3.0 million in 4Q212 69.5% Medical Expense Ratio, compared to 71.5% for 4Q213 Medicare Advantage membership of 93,500, up 179% year-over-year Strong patient engagement evidenced by 93% of members seen by their primary care provider in 2022 Expanded presence with eleven de novo openings in New York, Tennessee and Florida Completed acquisition of Steward Value-Based Care, making CareMax one of the largest Medicare VBC organizations by membership in the nation Net income in the fourth quarter of 2022 includes a $76.3 million non-cash gain on remeasurement of contingent earnout liabilities and a $20.1 million non-cash tax benefit, partially offset by a $70.0 million non-cash goodwill impairment. Adjusted EBITDA is a non-GAAP number. For a reconciliation to the closest GAAP number, see the supplement to this presentation. The Company has revised its presentation and calculation of Adjusted EBITDA to no longer add back de novo pre-opening costs and post-opening losses and has recast its prior presentation of Adjusted EBITDA. Medical Expense Ratio equals external provider costs divided by Medicare and Medicaid risk-based revenues.

We Have Built a National Platform for Value-Based Care in the Past Two Years Note: Data as of the applicable year end. Centers Medicare Advantage Members >10x >30x

Full Year 2022 Adjusted EBITDA Performance Includes one-time expenses to enter new markets and professional fees related to de novo buildouts. Reflects operating losses incurred up to 18 months after center opening. $mm FY22 Recast Guidance FY22 Recast Actual $mm 1 2

Financial Outlook for Full Year 2023 FY 2022 FY 2023 Guidance YoY % growth Medicare Advantage Membership 93,500 110,000 to 120,000 18% to 28% Revenue $631 million $700 million to $750 million 11% to 19% Adjusted EBITDA1 $22 million $25 million to $35 million 13% to 59% De novo pre-opening costs and post-opening losses $13 million $25 million N/A Note: Year over year growth may not compute due to rounding. Adjusted EBITDA is calculated and presented after de novo pre-opening costs and post-opening losses.

Fourth Quarter 2022 Financial Supplement

Reconciliation to Non-GAAP Financial Metrics 4Q22 Non-GAAP Reconciliation 4Q21 Non-GAAP Reconciliation

Reconciliation to Adjusted EBITDA and Pro Forma Adjusted EBITDA1 Net Income to Adjusted EBITDA Bridge 3 2 4 The Company has revised its presentation of Adjusted EBITDA to no longer add back de novo pre-opening costs and post-opening losses and has recast its prior presentation of Adjusted EBITDA. Represents primarily legal, professional and incremental compensation costs related to the Business Combination of CareMax, IMC Health and Care Holdings on June 8, 2021. Represents transaction costs, integration costs and other costs to achieve synergies related to acquisitions completed subsequent to the Business Combination. Pro forma adjustments are computed in a manner consistent with the concepts of Article 8 of Regulation S-X and give effect to the Business Combination as if it had occurred on January 1, 2020.

Historical Non-GAAP Financial Summary Non-GAAP Income Statement Note: Figures give effect to the Business Combination of CareMax, IMC Health, and Care Holdings as if it had occurred on January 1, 2020. Adjusted EBITDA and Pro Forma Adjusted EBITDA are calculated and presented after de novo pre-opening costs and post-opening losses. 1 1

# Capitalization and Liquidity

## Diluted Share Count

| *$'000s* | |
|---|---|
| **Class A Shares Oustanding** | **111,333** |
| Related Warrants[1] | 3,500 |
| Private Placement Warrants | 2,917 |
| Public Warrants | 2,875 |
| Total Warrants | 9,292 |
| **Shares Issuable Through Warrants[2]** | **–** |
| **Earnout Shares[3]** | **40,700** |
| **Impact of Equity-Based Awards[4]** | **3,256** |
| **Pro Forma Shares Outstanding as of December 31, 2022** | **155,289** |

## Net Debt (Cash)

| *$'000s* | Initial Capacity[5] | Outstanding[6] |
|---|---|---|
| Initial Term Loans | $190,000 | $194,996 |
| Delayed Draw Term Loans | 170,000 | 45,280 |
| Term Loan Under the Loan and Security Agreement | | 35,510 |
| Other Debt[7] | | 1,657 |
| **Total Debt** | | **$277,444** |
| Cash and Cash Equivalents | | 41,626 |
| **Net Debt (Cash)** | | **$235,818** |

1) Excludes unvested warrants as of December 31, 2022.
2) Warrants have a strike price of $11.50/share and (other than the Related warrants) are subject to a $18.00 redemption cap. Warrants are currently out of the money based on CareMax's closing share price as of March 7, 2023.
3) Includes a) 3.2 million of earnout shares issuable if the volume weighted average price exceeds $15.00/share on 20 days within any 30-day trading period after the business combination, and b) estimated 37.5 million contingent earnout shares related to Steward Acquisition.
4) Reflects all unvested and outstanding RSUs, PSUs, and Options as of December 31, 2022. PSUs are included at an assumed 100% payout.
5) Delayed Draw Term Loan capacity reflects effect of the Second Amendment to the Credit Agreement.
6) Figures reflect principal amounts due as of December 31, 2022, including PIK interest.
7) Consists of outstanding debt on financed fixed assets and health plan collaboration loans.

CareMax
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Total Pro Forma Liquidity Reflects undrawn delayed draw facility capacity and maximum allowable revolving commitments after giving effect to the Second Amendment to that certain Credit Agreement dated May 10, 2022. As of the time of this filing, there were no revolving commitments. $mm Ability to raise up to $45 million in super-priority revolver 1

Q&A